UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ____________________________



                                    FORM 8-K



                          ____________________________


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 25, 2003

                               CLARK/BARDES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

                 DELAWARE                             001-31256                         52-2103926
       (State or other jurisdiction           (Commission file number)               (I.R.S. employer
            of incorporation)                                                      identification no.)

      102 SOUTH WYNSTONE PARK DRIVE
        NORTH BARRINGTON, ILLINOIS                                                        60010
 (Address of principal executive offices)                                               (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7(c).  EXHIBITS.

         99.1 Press release of Clark/Bardes, Inc., dated April 24, 2003, reporting the financial performance of the Registrant for the three months ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE. (INFORMATION BELOW IS BEING FURNISHED UNDER
ITEM 12)

         The following information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 33-8216. The information in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

         On April 25, 2003, Clark/Bardes, Inc. issued a press release announcing its financial results for the three months ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CLARK/BARDES, INC.


Date:  April 25, 2003                  By:/s/ Thomas M. Pyra
                                          --------------------------------------
                                              Thomas M. Pyra
                                              Chief Financial Officer and
                                                Chief Operating Officer


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                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------

     99.1     Press Release dated April 24, 2003.